Exhibit 10.01

                          Olympus Communications, L.P.
                           Olympus Capital Corporation

                               105/8% Senior Notes
                              due November 15, 2006





                               Purchase Agreement



                                                               November 6, 1996

Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Ladies and Gentlemen:


      Olympus Communications, L.P., a Delaware limited partnership (the "Company"), and Olympus Capital Corporation, a Delaware corporation ("Olympus Capital" and, together with the Company, the "Issuers"), propose, subject to the terms and conditions stated herein, to issue and sell to Goldman, Sachs & Co. (the "Purchasers") an aggregate of $200,000,000 principal amount of the 105/8% Senior Notes due 2006 of the Issuers specified above (the "Securities"). As used herein, the term "Subsidiaries" shall mean all subsidiaries of the Company existing on the date hereof.


      1. The Issuers, jointly and severally, represent and warrant to, and agree with, the Purchasers that:


           (a) A preliminary offering circular, dated October 15, 1996 (the "Preliminary Offering Circular"), and an offering circular, dated November 6, 1996 (the "Offering Circular"), in each case including the international supplement thereto, have been prepared in connection with the offering of the Securities. Any reference to the Preliminary Offering Circular or the Offering Circular, as the case may be, as amended or supplemented, as of any specified date, shall be deemed to include any Additional Issuer Information (as defined in Section 5(f)) furnished by the Issuers prior to the completion of the distribution of the Securities. The Preliminary Offering Circular or the Offering Circular, as the case may be, and any amendments or supplements thereto did not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Issuers by the Purchasers concerning the Purchasers expressly for use therein (the "Purchaser Information"). Each of the Preliminary Offering Circular and the Offering Circular, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the United States Securities Act of 1933, as amended (the "Act");


           (b) None of the Issuers or the Subsidiaries has sustained since the date of the latest audited financial statements included in the Offering Circular any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular; and, since the respective dates as of which information is given in the Offering Circular, there has not been any reduction in the consolidated partner's equity or change in the capital stock, as applicable (other than reductions in the ordinary course of business consistent with prior periods), material increase in the total amount of short-term debt (excluding trade payables) and long-term debt of the Issuers or the Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, partners' equity, shareholders' equity or results of operations of the Issuers and the Subsidiaries, otherwise than as set forth or contemplated in the Offering Circular;


           (c) Each of the Issuers and the Subsidiaries has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Offering Circular or such as do not affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Issuers and the Subsidiaries; and any real property and buildings held under lease by the Issuers and the Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Issuers and the Subsidiaries; except in any case that would not have a material adverse effect on the business, general affairs, management, financial position, partners equity or shareholders' equity (other than reductions in the ordinary course of business consistent with prior periods), results of operations or prospects of the Company and its Subsidiaries, taken as a whole a "Material Adverse Effect";


           (d) Each of the Company and the Subsidiaries that are partnerships has been duly formed and is validly existing as a partnership in good standing under the laws of its state of formation, with full power and authority (partnership and other) to own its properties and conduct its business as described in the Offering Circular, and has been duly qualified as a foreign partnership for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction except where the failure to so qualify would not have a Material Adverse Effect;


           (e) Each of Olympus Capital and the Subsidiaries that are corporations has been duly incorporated and is validly existing as a corporation in good standing under the laws of its state of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Circular, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction except where the failure to so qualify would not have a Material Adverse Effect;


           (f) Each of the Issuers and the Subsidiaries has the ownership or authorized capitalizations, as the case may be, as set forth in the Offering Circular, and all of the partnership interests of the Company and the Subsidiaries that are partnerships and all of the issued shares of capital stock of Olympus Capital and the Subsidiaries that are corporations have been duly and validly authorized and issued and with respect to shares of capital stock are fully paid and non-assessable; and all of the partnership interests of the Subsidiaries disclosed in the Offering Circular as being owned directly or indirectly by the Company and all of the issued shares of capital stock of Olympus Capital and the Subsidiaries that are corporations have been duly and validly authorized and issued are fully paid and non-assessable and (except for director's qualifying shares) are owned directly or indirectly by the Company free and clear of all liens, encumbrances, equities or claims (other than liens to secure indebtedness under credit facilities disclosed in the Offering Circular); and ownership of the various interests and shares of the Issuers and the Subsidiaries is as described in the Offering Circular;


           (g) The Securities have been duly authorized and, when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Issuers entitled to the benefits provided by the indenture to be dated as of November 12, 1996 (the "Indenture") between the Issuers and Bank of Montreal Trust Company, as Trustee (the "Trustee"), under which they are to be issued, which will be substantially in the form previously delivered to the Purchasers; the Indenture has been duly authorized by the Issuers and, when executed and delivered by the Issuers and the Trustee, the Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms against the Issuers, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Securities and the Indenture will conform to the descriptions thereof in the Offering Circular and will be in substantially the form previously delivered to the Purchasers;


           (h) None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations G, T, U, and X of the Board of Governors of the Federal Reserve System;


           (i) Prior to the date hereof, none of the Issuers or any of their affiliates (other than the Purchasers or any person acting on their behalf as to which the Issuers make no representation) has taken, directly or indirectly, any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Issuers in connection with the offering of the Securities;


           (j) The Registration Rights Agreement between the Issuers and the Purchasers to be dated as of November 12, 1996 (the "Registration Rights Agreement") has been duly authorized by the Issuers and, when executed and delivered by the Issuers and the Purchasers, will constitute a valid and legally binding instrument, enforceable against the Issuers in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Registration Rights Agreement will conform to the description thereof in the Offering Circular and will be in substantially the form previously delivered to the Purchasers;


           (k) The issue and sale of the Securities and the compliance by the Issuers with all of the provisions of the Securities, the Indenture, the Registration Rights Agreement and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, sale/leaseback agreement, loan agreement or other similar financing agreement or instrument or other agreement or instrument (including, without limitation, any license or franchise granted to the Issuers or a Subsidiary by a local franchising governmental body) to which the Issuers or any of the Subsidiaries is a party or by which the Issuers or any of the Subsidiaries is bound or has rights under or to which any of the property or assets of the Issuers or any of the Subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificates of Limited Partnership or the partnership agreements of the Company or the Subsidiaries that are partnerships, the Certificate of Incorporation or By-laws of Olympus Capital or the Subsidiaries that are corporations, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Issuers or any of the Subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Issuers of the transactions contemplated by this Agreement, the Indenture or the Registration Rights Agreement, other than (i) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Purchasers, (ii) the filing of a registration statement by the Issuers with the United States Securities and Exchange Commission (the "Commission") pursuant to the Act pursuant to Section 5(I) hereof, and (iii) such other consents, approvals, authorizations, registrations or qualifications as may be required under the Act, state or foreign securities or Blue Sky laws in connection with the exchange, offer or resale registration contemplated in the Offering Circular and described in the Registration Rights Agreement in connection with the purchase and distribution of the Securities by the Purchasers;


           (l) None of the Issuers or the Subsidiaries is in violation of its Certificate of Limited Partnership, partnership agreement, Certificate of Incorporation or By-laws, as the case may be, or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, sale/leaseback agreement, loan agreement or other similar financing agreement or instrument or other agreement or instrument (including, without limitation, any license or franchise granted to the Issuers or a Subsidiary by a local franchising governmental body) to which the Issuers or a Subsidiary is a party or by which it or any of its properties may be bound, except where such default would not have a Material Adverse Effect;


           (m) The statements set forth in the Offering Circular under the caption "Description of Senior Notes", insofar as they purport to constitute a summary of the terms of the Securities, under the caption "Certain United States Federal Tax Considerations for Non-United States Holders", and under the caption "Offer and Resale", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects;


           (n) When the Securities are issued and delivered pursuant to this Agreement, the Securities will not be of the same class (within the meaning of Rule 144 under the Act) as securities of the Issuers which are listed on a national securities exchange registered under Section 6 of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act") or quoted in a U.S. automated inter-dealer quotation system;


           (o) None of the Issuers or the Subsidiaries is and, after giving effect to the offering and sale of the Securities, will be an "investment company", or an entity "controlled" by an "investment company", as such terms are defined in the United States Investment Company Act of 1940, as amended (the "Investment Company Act");


           (p) None of the Issuers or any person acting on its or their behalf (other than the Purchasers, as to which the Issuers make no representation or warranty) has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act or, with respect to Securities sold outside the United States to non-U.S. persons (as defined in Rule 902 under the Act), by means of any directed selling efforts within the meaning of Rule 902 under the Act and the Issuers, any affiliate of the Issuers and any person acting on its or their behalf has complied with and will implement the "offering restriction" within the meaning of such Rule 902;


           (q) Within the preceding six months, none of the Issuers or any other person acting on behalf of the Issuers (other than the Purchasers, as to which the Issuers make no representation or warranty) has offered or sold to any person any Securities, or any securities of the same or a similar class as the Securities, other than Securities offered or sold to the Purchasers hereunder. The Issuers will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Act) of any Securities or any substantially similar security issued by the Issuers, within six months subsequent to the date on which the distribution of the Securities has been completed (as notified by the Purchasers), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Act;


           (r) None of the Issuers or any of their affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;


           (s) Other than as set forth in the Offering Circular (including those matters referred to therein relating to general rulemakings and similar matters relating generally to the cable television industry), there are no legal or governmental proceedings pending to which the Issuers or any of the Subsidiaries is a party or of which any property of the Issuers or any of the Subsidiaries is the subject which, if determined adversely to the Issuers or any of the Subsidiaries, would individually or in the aggregate have a Material Adverse Effect and, to the best of the Issuers' knowledge, no such proceedings are threatened or contemplated by governmental authorities or by others; and except with respect to general rulemakings and similar matters relating generally to the cable television industry, during the time the Systems (as defined below) have been owned by the Issuers or a Subsidiary (i) there has been no adverse judgment, order, or decree issued by the United States Federal Communications Commission (the "FCC") relating to any of the Systems that has not been disclosed in the Offering Circular that would be required to be disclosed in a public offering registered under the Act; (ii) there are no actions, suits, proceedings, inquiries or investigations by the FCC pending or threatened in writing against or affecting the Issuers, any Subsidiaries or any System; and (iii) to the Issuers' knowledge, after due inquiry, there is no reasonable basis for any such action, suit, proceeding or investigation;


           (t) Deloitte & Touche LLP, who have reported on certain financial statements of the Issuers, Ernst & Young LLP, who have reported on financial statements of WB Cable Associates, Ltd. and Geo. S. Olive & Co., LLC, who have reported on financial statements of Leadership Cablevision, a Division of Fairbanks Communications, Inc., are each independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;


           (u) This Agreement has been duly authorized, executed and delivered by the Issuers;


           (v) Except for matters covered by paragraph (x) below or with respect to matters that would not individually or in the aggregate have a Material Adverse Effect, (i) the Issuers and the Subsidiaries have made all filings, recordings and registrations with, and possess all validations or exemptions, approvals, orders, authorizations, consents, licenses, certificates and permits from, the FCC, applicable public utilities and other federal, state and local regulatory or governmental bodies and authorities or any subdivision thereof, including, without limitation, cable television franchises, pole attachment agreements, and cable antenna relay service, broadcast auxiliary, earth station, business radio, microwave or special safety radio service licenses issued by the FCC (collectively, the "Authorizations") necessary or appropriate to own, operate and construct the cable communication systems owned by them (the "Systems") or otherwise for the operation of their businesses and are not in violation thereof; (ii) all such Authorizations are in full force and effect, and no event has occurred that permits, or after notice or lapse of time could permit, the revocation, termination or modification of any Authorization which is necessary or appropriate to own, operate and construct the Systems or otherwise for the operation of any such business;
      (iii) none of the Issuers or any of the Subsidiaries is in violation of any duty or obligation required by the United States Communications Act of 1934, as amended (the "Communications Act"), or any FCC rule or regulation applicable to the operation of any portion of any of the Systems; (iv) none of the Issuers or any of the Subsidiaries is in violation of any duty or obligation required by Florida or local laws, or local rules or regulations applicable to the operation of any portion of any of the Systems; (v) there is not pending or, to the best knowledge of the Issuers or any of the Subsidiaries, threatened, any action by the FCC or state or local regulatory authority to modify, revoke, cancel, suspend or refuse to renew any Authorization; (vi) other than as described in the Offering Circular, there is not now issued or outstanding or, to the best knowledge of the Issuers or any of the Subsidiaries, threatened, any notice of any hearing, material violation or material complaint against the Issuers or any of the Subsidiaries with respect to the operation of any portion of the Systems and none of the Issuers or the Subsidiaries has any knowledge that any Person intends to contest renewal of any material Authorization;


           (w) (i) (A) The Issuers and the Subsidiaries have entered into, or have rights under, all required programming agreements (including, without limitation, all non-broadcast affiliation agreements under which the Issuers and the Subsidiaries are accorded retransmission rights relating to programming that the Systems provide to their customers) that are material to the conduct of their business as described in the Offering Circular; and (B) all such material agreements are in full force and effect and none of the Issuers, any of the Subsidiaries or any of its affiliates has received any written notice of revocation or material modifications of such material agreements; and (ii)(A) either one of the Issuers or a Subsidiary has entered into agreements with the television stations that have notified one of the Issuers or the Subsidiaries that such station's respective consent is required to carry such stations on the Systems or has ceased carrying such stations; (B) all such agreements grant the Issuers or one of the Subsidiaries retransmission consent in exchange for various non-cash consideration; and (C) all such agreements are in full force and effect and are not subject to revocation (except in the case of material breach by the Issuers or the Subsidiaries) or material modifications, and no event has occurred that permits, or after notice or lapse of time could permit, the revocation, termination or material modification of any such agreement, except where the failure of such agreements to be in full force and effect or such revocation would not, in either case, have a Material Adverse Effect;


           (x) Except for matters that would not individually or in the aggregate have a Material Adverse Effect, (i) all registration statements and all other documents (including but not limited to annual reports) required by the FCC in connection with the operation of the Systems have been filed with the FCC; (ii) all frequencies within the restricted aeronautical and navigational bands (i.e., 108-136 MHz and 225-400 MHz) which are currently being used in connection with the operation of the Systems have been authorized for such use by the FCC; (iii) each of the Systems subject to Equal Employment Opportunity Commission ("EEO") compliance certification by the FCC has been certified by the FCC for annual EEO compliance during the time such Systems have been owned by the Issuers or the Subsidiaries; and (iv) all towers associated with the Systems are in compliance with the rules and regulations of the United States Federal Aviation Administration;


           (y) Except for matters that would not individually or in the aggregate have a Material Adverse Effect, none of the Issuers or any of the Subsidiaries is in breach or violation of, or in default under, any of the terms, conditions or provisions of the Communications Act or the rules, regulations or policies of the FCC thereunder;


           (z) (i) Except for matters that would not individually or in the aggregate have a Material Adverse Effect, all statements of accounts and any other filings that are required under Section 111 of the United States Copyright Act of 1976, as amended, in connection with the retransmission of any broadcast television and radio signals on the Systems have been timely filed with the United States Copyright Office and indicated royalty payments have been made for each System for each accounting period during which such Systems have been owned by the Issuers or the Subsidiaries;
      (ii) none of the Issuers, any of the Subsidiaries or any System has received any inquiry or request from the United States Copyright Office or from any other party challenging or questioning any such statements of account or royalty payments; and (iii) no claim of copyright infringement has been made or threatened in writing against the Issuers, any of the Subsidiaries or any System;


           (aa)Neither the execution and delivery of this Agreement, the Indenture or the Registration Rights Agreement, nor the consummation of the transactions contemplated hereby and thereby or by the Offering Circular under "Use of Proceeds", nor compliance with the terms, conditions and provisions thereof by the Issuers, will conflict with the Communications Act or the rules, regulations or policies of the FCC thereunder, or will cause any suspension, revocation, impairment, forfeiture, nonrenewal or termination of any material license, permit, franchise, certificate, consent, authorization, designation, declaration, filing, registration or qualification;


           (bb)Neither the execution and delivery of this Agreement, the Indenture or the Registration Rights Agreement, nor the execution, delivery, offer, issuance and sale of the Securities, nor compliance with the terms, conditions and provisions thereof by the Issuers, requires any license, permit, franchise, certificate, consent, authorization, designation, declaration, filing, registration or qualification by or with the FCC;


           (cc)None of the Issuers or the Subsidiaries or any of their respective officers or directors or, to the best knowledge of the Issuers, any person acting on its or their behalf, has engaged or will engage in any directed selling efforts within the meaning of Regulation S with respect to the Securities, the Issuers and the Subsidiaries and its or their affiliates and, to the best knowledge of the Issuers, all persons acting on its or their behalf have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Securities outside the United States;


           (dd)There is no "substantial U.S. market interest" as defined in Rule 902(n) of Regulation S for the Securities or any security of the same class as the Securities; and


           (ee)The sale of the Securities in offshore transactions pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.


      2. Subject to the terms and conditions herein set forth, the Issuers agree to issue and sell to the Purchasers, and the Purchasers agree to purchase from the Issuers, at a purchase price of 97.75% of the principal amount thereof, plus accrued interest, if any, from November 12, 1996 to the Time of Delivery hereunder, the Securities.


      3. Upon the authorization by the Purchasers of the release of the Securities, the Purchasers propose to offer the Securities for sale upon the terms and conditions set forth in this Agreement and the Offering Circular and the Purchasers hereby represent and warrant to, and agree with the Issuers that:


           (a) It will offer and sell the Securities only to: (i) persons who it reasonably believes are "qualified institutional buyers" ("QIBs") within the meaning of Rule 144A under the Act in transactions meeting the requirements of Rule 144A, (ii) institutions which it reasonably believes are accredited investors ("Institutional Accredited Investors") within the meaning of Rule 501 under the Act or, (iii) upon the terms and conditions set forth in Annex I to this Agreement;


           (b) It is an Institutional Accredited Investor; and


           (c) It will not offer or sell the Securities by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Act.


      4. (a) The Securities to be purchased by the Purchasers hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Issuers with The Depository Trust Company ("DTC") or its designated custodian. The Issuers will deliver the Securities to the Purchasers, against payment by or on behalf of the Purchasers of the purchase price therefor by certified or official bank check or checks, payable to the order of the Issuers in Federal (same day) funds, by causing DTC to credit the Securities to the account of Goldman, Sachs & Co. at DTC. The Issuers will cause the certificates representing the Securities to be made available to Goldman, Sachs & Co. for checking at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on November 12, 1996 or such other time and date as Goldman, Sachs & Co. and the Issuers may agree upon in writing. Such time and date are herein called the "Time of Delivery".


      (b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Purchasers pursuant to Section 7(j) hereof, will be delivered at such time and date at the offices of Latham & Watkins, 885 Third Avenue, Suite 1000, New York, New York 10022 (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 3:00 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.


      5.   The Issuers, jointly and severally, agree with the Purchasers:


           (a) To prepare the Offering Circular in a form approved by the Purchasers; to make no amendment or any supplement to the Offering Circular which shall be disapproved by the Purchasers promptly after reasonable notice thereof; and to furnish the Purchasers with copies thereof;


           (b) Promptly from time to time to take such action as the Purchasers may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Purchasers may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Issuers shall not be required to qualify to transact business or to file a general consent to service of process in any jurisdiction;


           (c) To furnish the Purchasers with two copies of the Offering Circular and each amendment and supplement thereto signed by an authorized officer of the Issuers with the Independent Auditors' reports in the Offering Circular, and any amendment or supplement containing amendments to the financial statements covered by such reports, signed by the accountants, and additional copies thereof in such amounts as the Purchasers may from time to time reasonably request, if, at any time prior to the expiration of nine months after the date of the Offering Circular, any event shall have occurred as a result of which the Offering Circular as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Circular is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Offering Circular, to notify the Purchasers and upon the Purchasers' request to prepare and furnish without charge to the Purchasers and to any dealer in securities as many copies as the Purchasers may from time to time reasonably request of an amended Offering Circular or a supplement to the Offering Circular which will correct such statement or omission or effect such compliance;

           (d) During the period beginning from the date hereof and continuing until the date six months after the Time of Delivery, not to offer, sell contract to sell or otherwise dispose of, except as provided hereunder any securities of the Issuers that are substantially similar to the Securities, other than the Exchange Offer pursuant to the Registration Rights Agreement;


           (e) Not to be or become, at any time prior to the expiration of three years after the Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;


           (f) At any time when the Issuers are not subject to Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of Securities, to furnish at the Issuers' expense, upon request, to holders of Securities and prospective purchasers of Securities information (the "Additional Issuer Information") satisfying the requirements of subsection
      (d)(4)(i) of Rule 144A under the Act;


           (g) If requested by the Purchasers, to use its best efforts to cause such Designated Securities to be eligible for the PORTAL trading system of the National Association of Securities Dealers, Inc.;


           (h) To file with the Commission, not later than 15 days after the Time of Delivery, five copies of a notice on Form D under the Act (one of which will be manually signed by a person duly authorized by the Issuers); to otherwise comply with the requirements of Rule 503 under the Act; and to furnish promptly to you evidence of each such required timely filing (including a copy thereof);


           (i) To furnish to the holders of the Securities as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, partners' equity, stockholders' equity, as appropriate, and cash flows of the Issuers and the Subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the date of the Offering Circular), consolidated summary financial information of the Issuers and Subsidiaries for such quarter in reasonable detail;


           (j) During a period of five years from the date of the Offering Circular, to furnish to the Purchasers copies of all reports or other communications (financial or other) furnished to partners or stockholders of the Issuers, as appropriate, that are publicly available and to deliver to the Purchasers (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which the Securities or any class of securities of the Issuers and the Subsidiaries are listed; and (ii) such additional information concerning the business and financial condition of the Issuers and the Subsidiaries as the Purchasers may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Issuers and the Subsidiaries are consolidated in reports furnished to its partners or stockholders, as appropriate, generally or to the Commission);


           (k) During the period of three years after the Time of Delivery, the Issuers will not, and will not permit any of its "affiliates" (as defined in Rule 144 under the Act) to, resell any of the Securities which constitute "restricted securities" under Rule 144 that have been reacquired by any of them;


           (l) The Issuers shall file on or prior to 90 days after the Time of Delivery, and use their best efforts to cause to be declared or become effective under the Act, a registration statement on Form S-4 providing for the registration of another series of debt securities of the Issuers, with terms identical to the Securities (the "Exchange Securities"), and the exchange of the Securities for the Exchange Securities, all in a manner which will permit persons who acquire the Exchange Securities to resell the Exchange Securities pursuant to Section 4(1) of the Act; and


           (m) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Offering Circular under the caption "Use of Proceeds".


      6. The Issuers, jointly and severally, covenant and agree with the Purchasers that the Issuers will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Issuers' counsel and accountants in connection with the issue of the Securities and all other expenses in connection with the preparation, printing and filing of the Preliminary Offering Circular and the Offering Circular and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Purchasers and dealers; (ii) the cost of printing or producing this Agreement, the Indenture, the Registration Rights Agreement, the Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities, (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Purchasers in connection with such qualification and in connection with the Blue Sky and legal investment surveys;
(iv) any fees charged by securities rating services for rating the Securities;
(v) the cost of preparing the Securities, (vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (vii) any cost incurred in connection with the designation of the Securities for trading in PORTAL and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 10 hereof, the Purchasers will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.


      7. The obligations of the Purchasers hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Issuers herein are, at and as of the Time of Delivery, true and correct, the condition that the Issuers shall have performed all of their obligations hereunder theretofore to be performed, and the following additional conditions:


           (a) Latham & Watkins, counsel for the Purchasers, shall have furnished to you such opinion or opinions, dated the Time of Delivery, with respect to such matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;


           (b) Buchanan Ingersoll Professional Corporation, counsel for the Issuers, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:


                 (i) Each of the Company and the Subsidiaries that are limited partnerships has been duly formed and is validly existing as a limited partnership in good standing under the laws of its state of formation, with full partnership power and authority to own its properties and conduct its business as described in the Offering Circular;


                 (ii) Each of Olympus Capital and the Subsidiaries that are corporations has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of its formation with full corporate power and authority to own its properties and conduct its business as described in the Offering Circular;


                 (iii) Each of the Issuers and the Subsidiaries has the ownership or authorized capitalization, as the case may be, as set forth in the Offering Circular, and all of the partnership interests of the Company and the Subsidiaries that are partnerships and all of the issued shares of capital stock of Olympus Capital and the Subsidiaries that are corporations have been duly and validly authorized and issued and with respect to shares of capital stock are fully paid and non-assessable;


                 (iv) The Company should be treated as a partnership and not a corporation for federal income tax purposes and the Securities should constitute debt and not equity for federal income tax purposes;


                 (v) Each Subsidiary of the Company listed on Schedule B hereto is owned of record by the Company (except for minority interests indicated in the Offering Circular), and to the best of such counsel's knowledge owned free and clear of security interests, liens or other encumbrances (other than liens to secure indebtedness under credit facilities disclosed in the Offering Circular) (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its Subsidiaries, provided that such counsel shall state that they believe that both the Purchasers and they are justified in relying upon such opinions and certificates);


                 (vi) This Agreement has been duly authorized, executed and delivered by the Issuers;


                 (vii) The Registration Rights Agreement has been duly authorized, executed and delivered by the Issuers;


                 (viii) The Securities have been duly authorized and, when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Issuers entitled to the benefits provided by the Indenture and enforceable against the Issuers in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Securities and the Indenture conform in all material respects to the descriptions thereof in the Offering Circular;


                 (ix) The Indenture has been duly authorized, executed and delivered by the Issuers and will constitute a valid and legally binding instrument, enforceable in accordance with its terms against the Issuers, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;


                 (x) The Registration Rights Agreement has been duly authorized by the Issuers and, when executed and delivered by the parties thereto, will constitute a valid and legally binding instrument, enforceable in accordance with its terms against the Issuers, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights, to general equity principles; and the Registration Rights Agreement will conform in all material respects to the description thereof in the Offering Circular;


                 (xi) The issue and sale of the Securities and the compliance by the Issuers with all of the provisions of the Securities, the Indenture, the Registration Rights Agreement and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under the agreements listed on Schedule A hereto, nor will such actions result in any violation of the provisions of the Certificate of Limited Partnership or the partnership agreements or the Certificate of Incorporation and By-laws of the Issuers and the Subsidiaries, as appropriate, or any statute or, to the best of our knowledge, any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Issuers or any of the Subsidiaries or any of their properties;


                 (xii) The statements set forth in the Offering Circular under the caption "Description of Senior Notes", insofar as they purport to constitute a summary of the terms of the Securities, under the caption "Certain United States Federal Tax Considerations for Non-United States Holders" and under the caption "Offer and Resale", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects;


                 (xiii) No registration of the Securities under the Act, and no qualification of an indenture under the United States Trust Indenture Act of 1939 with respect thereto, is required for the offer, sale and initial resale of the Securities by the Purchasers in the manner contemplated by this Agreement;


                 (xiv) Although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Circular, except for those referred to in the opinion in subsection (xii) of this Section 7(b), no facts have come to their attention which have given them a reason to believe that the Offering Circular or any further amendment thereto made by the Issuers prior to such Time of Delivery (other than the financial statements (including the notes thereto) and related schedules therein and financial data, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of such Time of Delivery, the Offering Circular or any further amendment or supplement thereto made by the Issuers prior to such Time of Delivery (other than the financial statements (including the notes thereto) and related schedules therein and financial data, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and


                 (xv) The Company is not an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act.


      (c) Fleishman and Walsh, L.L.P., special regulatory counsel for the Issuers, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:


                 (i) Except as set forth in the Offering Circular, each of the Issuers and the Subsidiaries has all of the licenses, permits and authorizations, if any, required by the FCC for the provision of cable television service (as such counsel understands service to be provided), where the failure to obtain or hold such license, permit or authorization would reasonably be expected to have a Material Adverse Effect;


                 (ii) To the best of such counsel's knowledge after due inquiry, each of the Issuers and the Subsidiaries has filed all current and routine filings, reports, applications and submissions required under the Communications Act of 1934, as amended, and the rules and regulations of the FCC ;


                 (iii) To the best of such counsel's knowledge after due inquiry, all relevant Statements of Account required by Section 111 of the Copyright Act, as amended, and royalty payments accompanying said statements of account have been submitted to the Licensing Division of the United States Copyright Office with respect to the Systems of the Issuers and the Subsidiaries. Such counsel may state that it did not prepare the information or review the accuracy of the amounts contained therein and express no opinion with respect thereto and that its opinion is expressly limited to the determination of whether such statements of Account were filed and the stated royalty fees paid for the applicable periods. To the best of such counsel's knowledge, after due inquiry, there have been no inquiries received from the United States Copyright Office or any other party which would reasonably be expected to have a Material Adverse Effect or which question the Statements of Account or any copyright payments made by the Issuers and the Subsidiaries with respect to the Systems of the Issuers and the Subsidiaries, and there is no claim, action, or demand for copyright infringement or for non-payment of royalties pending or threatened against the Issuers and the Subsidiaries with respect to the Systems;


                 (iv) There are no actions, suits or proceedings pending or, to the best of such counsel's knowledge, threatened by or before any court or governmental body within the United States or elsewhere against or affecting the Issuers or the Subsidiaries, or the business of the Issuers or the Subsidiaries, in which an unfavorable ruling, decision or finding would reasonably be expected to have a Material Adverse Effect;


                 (v) In counsel's opinion, the statements in the Offering Circular under the headings "Risk Factors - Regulation in the Telecommunications Industry," "Risk Factors - Competition," "Risk Factors Introduction of New Services," "Business," and "Legislation and Regulation" insofar as they purport to describe the provisions of the laws referred to therein, are accurate, complete and fair in all material respects;


                 (vi) The Company has the consents, approvals and authorizations of the FCC, if any, required for the consummation of the transactions contemplated in the Purchase Agreement where the failure to obtain the consents, approvals, authorizations, licenses, certificates, permits or orders would reasonably be expected to have a Material Adverse Effect; and


                 (vii) Neither the execution and delivery of the Purchase Agreement nor the offering of the Senior Notes contemplated thereby will conflict with or result in a violation of any order or regulation of the FCC applicable to the Issuers and the Subsidiaries, the conflict with or the violation of which would reasonably be expected to have a Material Adverse Effect. Such counsel may qualify the foregoing with respect to security interests in FCC licenses and the requirement for FCC approval prior to any assignment or transfer of control of any FCC license.


           (d) Randall D. Fisher, general counsel of Adelphia Communications Corporation, a Delaware corporation, shall have furnished to you his written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:


                 (i) Except as set forth in the Offering Circular, each of the Issuers and the Subsidiaries has all of the licenses, permits, franchises and authorizations, if any, required by the relevant governmental authorities of the State of Florida and/or its political subdivisions for the provision of cable television service (as such counsel understands service to be provided which may be based on a certificate of an officer of the Issuers, provided that such counsel shall state that they believe that both the Purchasers and they are justified in relying on such certificate), where the failure to obtain or hold such license, permit, franchise or authorization would have a Material Adverse Effect on the Issuers and the Subsidiaries;


                 (ii) To the best of such counsel's knowledge after due inquiry, each of the Issuers and the Subsidiaries has made all filings, reports, applications and submissions required by the laws and ordinances relating to cable services of the State of Florida, and the ordinances of the state's political subdivisions relating thereto, and the rules and regulations promulgated therewith;


                 (iii) Each of the Issuers and the Subsidiaries has the consents, approvals, authorizations, licenses, certificates, permits, or orders of any governmental authorities of the State of Florida and its political subdivisions, if any, required for the consummations of the transactions contemplated in the Purchase Agreement where the failure to obtain the consents, approvals, authorizations, licenses, certificates, permits or orders would have a Material Adverse Effect on the Issuers and the Subsidiaries;


                 (iv) There are no actions, suits or proceedings pending or, to the best of such counsel's knowledge, threatened by or before any court or governmental body within the State of Florida against or affecting any of the Issuers or the Subsidiaries, or the business of the Issuers and the Subsidiaries;


                 (v) The statements in the Offering Circular under the headings "Risk Factors - Regulation in the Telecommunications Industry," "Risk Factors - Competition," Risk Factors - Introduction to New Services," "Business," and "Legislation and Regulation", insofar as they relate to the Issuer's and the Subsidiaries operations in the State of Florida and purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects; and


                 (vi) Neither the execution and delivery of the Purchase Agreement nor the offering of the Senior Notes contemplated thereby will conflict with or result in a violation of any order or regulation of the State of Florida or its political subdivisions applicable to the Issuers and the Subsidiaries, the conflict with or the violation of which would have a Material Adverse Effect on the Issuers and the Subsidiaries.


           (e) Colin Higgin, deputy general counsel to the Issuers, shall have furnished to you his written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:


                 (i) None of the Issuers or the Subsidiaries is in violation of its Certificate of Limited partnership, partnership agreement, Certificate of Incorporation or by-laws, as applicable, or in default in the performance or observance of any material obligation, covenant or condition contained in any partnership agreement, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;


                 (ii) Each of the Issuers and the Subsidiaries has been duly qualified as a foreign partnership or corporation, as the case may be, for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction, except where the failure to so qualify would not have a Material Adverse Effect (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Issuers, provided that such counsel shall state that they believe that both the Purchasers and they are justified in relying upon such opinions and certificates);


                 (iii) Each Subsidiary of the Company listed on Schedule C hereto is owned of record by the Company as indicated on Schedule C and to the best of such counsel's knowledge owned free and clear of all security interests, liens or other encumbrances (other than liens to secure indebtedness under credit facilities disclosed in the Offering Circular) (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its Subsidiaries, provided that such counsel shall state that they believe that both the Purchasers and they are justified in relying upon such opinions and certificates);


                 (iv) To the best of such counsel's knowledge and other than as set forth in the Offering Circular, there are no legal or governmental proceedings pending to which the Issuers or any of the Subsidiaries is a party or of which any property of the Issuers or any of the Subsidiaries is the subject which, if determined adversely to the Issuers or any of the Subsidiaries, would individually or in the aggregate have a Material Adverse Effect on the current or future consolidated financial position, partners' equity, shareholder's equity or results of operations of the Issuers and the Subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;


                 (v) The issue and sale of the Securities and the compliance by the Issuers with all of the provisions of the Securities, the Indenture, the Registration Rights Agreement and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any material indenture, mortgage, deed of trust, sale/leaseback transaction, loan agreement or other similar financing agreement, or instrument or other agreement or instrument (including, without limitation, any license or franchise granted to the Issuers or a Subsidiary by a local franchising governmental body) to which the Issuer or any of the Subsidiaries is a party or by which the Issuer or any of the Subsidiaries is bound or to which any of the property or assets of the Issuer or any of the Subsidiaries is subject, nor will such actions result in any violation of the provisions of the Certificate of Limited Partnership or the partnership agreements or the Certificate of Incorporation and By-laws of the Issuers and the Subsidiaries, as appropriate, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Issuers or any of the Subsidiaries or any of their properties; and


                 (vi) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Issuers of the transactions contemplated by this Agreement, the Indenture or the Registration Rights Agreement, except such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Purchasers.


           (f) On the date of the Offering Circular prior to the execution of this Agreement and also at the Time of Delivery, Deloitte & Touche LLC, Ernst & Young LLP and Geo. S. Olive & Co., LLC, each shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex II, hereto;


           (g) (i) None of the Issuers or the Subsidiaries has sustained since the date of the latest audited financial statements included in the Offering Circular any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular; and (ii) since the respective dates as of which information is given in the Offering Circular, there has not been any reduction in the consolidated partners' equity or change in capital stock, as applicable, increase in the total amount of short-term debt (excluding trade payables) and long-term debt of the Issuers or the Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, partners' equity, stockholders' equity or results of operations of the Issuers or the Subsidiaries in each case, otherwise than as set forth or contemplated in the Offering Circular, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Purchasers so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in this Agreement and in the Offering Circular;


           (h) On or after the date hereof there shall not have occurred (i) any downgrading in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act,
      (ii) any such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities, (iii) a general moratorium on commercial banking activities shall be declared by either Federal or New York State authorities; (iv) any outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iv) in the judgment of the Purchasers makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in the Offering Circular; or (v) any material adverse change in the existing financial, political or economic conditions in the United States or elsewhere which, in the judgment of the Purchasers, would materially and adversely affect the financial markets or the market for the Securities and other debt securities;


           (i) The Securities have been designated for trading on PORTAL; and


           (j) Each of the Issuers shall have furnished or caused to be furnished to the Purchasers at the Time of Delivery certificates of officers of the Issuers satisfactory to the Purchasers as to the accuracy of the representations and warranties of the Issuers herein at and as of such Time of Delivery, as to the performance by each of the Issuers of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (g) of this Section and as to such other matters as the Purchasers may reasonably request.


           8. (a) The Issuers jointly and severally, will indemnify and hold harmless the Purchasers against any losses, claims, damages or liabilities, joint or several, to which the Purchasers may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular or the Offering Circular (including the international supplement thereto), and any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and will reimburse the Purchasers for any legal or other expenses reasonably incurred by the Purchasers in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Issuers shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Circular or the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Issuers by the Purchasers expressly for use therein.


           (b) The Purchasers will indemnify and hold harmless the Issuers against any losses, claims, damages or liabilities to which the Issuers may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular or the Offering Circular (including the international supplement thereto), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Offering Circular or the Offering Circular (including the international supplement thereto) or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Issuers by the Purchasers expressly for use therein; and will reimburse the Issuers for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.


           (c) Promptly after receipt by an indemnified party under subsection
      (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.


           (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Issuers on the one hand and the Purchasers on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Issuers on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Issuers on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Issuers bear to the total underwriting discounts and commissions received by the Purchasers, in each case as set forth in the Offering Circular. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers on the one hand or the Purchasers on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Issuers and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Purchasers shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to investors were offered to investors exceeds the amount of any damages which the Purchasers have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.


           (e) The obligations of the Issuers under this Section 8 shall be in addition to any liability which the Issuers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Purchasers within the meaning of the Act; and the obligations of the Purchasers under this Section 8 shall be in addition to any liability which the Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Issuers and to each person, if any, who controls the Issuers within the meaning of the Act.


      9. The respective indemnities, agreements, representations, warranties and other statements of each of the Issuers and the Purchasers, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Purchasers or any controlling person of the Purchasers, the Issuers, or the Subsidiaries or any officer or director or controlling person of the Issuers or the Subsidiaries, and shall survive delivery of and payment for the Securities.


      10. If this Agreement shall be terminated or for any reason, the Securities are not delivered by or on behalf of the Issuers as provided herein, the Issuers will reimburse the Purchasers for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Purchasers in making preparations for the purchase, sale and delivery of the Securities, but the Issuers shall then be under no further liability to the Purchasers except as provided in Sections 6 and 8 hereof.


      11. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Purchasers shall be delivered or sent by mail, telex or facsimile transmission to the Purchasers at 85 Broad Street, New York, New York 10004, Attention: Registration Department; and if to the Issuers shall be delivered or sent by mail, telex or facsimile transmission to the address of the Issuers set forth in the Offering Circular, Attention: Secretary; provided, however, that any notice to the Purchasers pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to the Purchasers at its address above and any such statements, requests, notices or agreements shall take effect upon receipt thereof.


      12. This Agreement shall be binding upon, and inure solely to the benefit of, the Purchasers, and the Issuers, to the extent provided in Sections 8 and 9 hereof, the officers and directors of each of the Issuers and each person who controls either of the Issuers or the Purchasers, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from the Purchasers shall be deemed a successor or assign by reason merely of such purchase.


      13.  Time shall be of the essence of this Agreement.


      14. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.


      15. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

      If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof, and upon the acceptance hereof by the Purchasers this letter and such acceptance hereof shall constitute a binding agreement between the Purchasers and the Issuers.


                                          Very truly yours,


                                          Olympus Communications, L.P.

                                          By:  ACP Holdings, Inc.
                                               Managing General Partner



                                          By:  ________________________________
                                                Name:
                                                Title:




                                          Olympus Capital Corporation



                                          By:  ________________________________
                                                Name:
                                                Title:






Accepted as of the date hereof:


Goldman, Sachs & Co.


------------------------------

(Goldman, Sachs & Co.)

                                                                       ANNEX I












           The Securities have not been and will not be registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act. The Purchasers represent that they have offered and sold the Securities, and will offer and sell the Securities (i) as part of their distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Time of Delivery, only in accordance with Rule 903 of Regulation S, Rule 144A or pursuant to Paragraph 2 of this Annex I under the Act. Accordingly, the Purchasers agree that neither it, its affiliates nor any persons acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and it and they have complied and will comply with the offering restrictions requirement of Regulation S. The Purchasers agree that, at or prior to confirmation of sale of Securities (other than a sale pursuant to Rule 144A) or pursuant to Paragraph 2 of this Annex I, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

            "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Act. Terms used above have the meaning given to them by Regulation S."


Terms used in this paragraph have the meanings given to them by Regulation S.


      (1) Each Purchaser further represents and agrees that (a) it has not offered or sold and prior to the date six months after the date of issue of the Securities will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, (b) it has complied, and will comply, with all applicable provisions of the Financial Services Act of 1986 of Great Britain with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom, and (c) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issuance of the Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 of Great Britain or is a person to whom the document may otherwise lawfully be issued or passed on.


      (2) Each Purchaser agrees that it will not offer, sell or deliver any of the Securities in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Securities in such jurisdictions. Each Purchaser understands that no action has been taken to permit a public offering in any jurisdiction outside the United States where action would be required for such purpose.

                                                                      ANNEX II











      Pursuant to Section 7(e) of the Purchase Agreement, the accountants shall furnish letters to the Purchasers to the effect that:


           (i) They are independent certified public accountants with respect to the Issuers and their Subsidiaries under rule 101 of the American Institute of Certified Public Accountants' Code of Professional Conduct, and its interpretations and rulings;


           (ii)In our opinion, the consolidated financial statements and financial statement schedules audited by us and included in the Offering Circular comply as to form in all material respects with the applicable requirements of the Exchange Act and the related published rules and regulations;


           (iii) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Offering Circular agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such five fiscal years;


           (iv)On the basis of limited procedures not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Issuers and their Subsidiaries, inspection of the minute books of the Issuers and its Subsidiaries since the date of the latest audited financial statements included in the Offering Circular, inquiries of officials of the Issuers and its Subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:


               (A) the unaudited consolidated statements of operations,
            consolidated balance sheets and consolidated statements of cash flows included in the Offering Circular are not in conformity with generally accepted accounting principles applied on the basis substantially consistent with the basis for the unaudited condensed consolidated statements of operations, consolidated balance sheets and consolidated statements of cash flows included in the Offering Circular;


               (B) any other unaudited statement of operations data and balance sheet items included in the Offering Circular do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Offering Circular;


               (C) the unaudited financial statements which were not included in the Offering Circular but from which were derived any unaudited condensed financial statements referred to in Clause (A) and any unaudited statement of operations data and balance sheet items included in the Offering Circular and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Offering Circular;


               (D) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated partner's equity (deficiency) or capital stock, as applicable (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Offering Circular) or any increase in the consolidated long-term debt of the Company and its Subsidiaries, partner's equity (deficiency) or stockholders' equity, as applicable or other items specified by the Purchasers, or any increases in any items specified by the Purchasers, in each case as compared with amounts shown in the latest balance sheet included in the Offering Circular except in each case for changes, increases or decreases which the Offering Circular discloses have occurred or may occur or which are described in such letter; and


               (E) for the period from the date of the latest financial
            statements included in the Offering Circular to the specified date referred to in Clause (D) there were any decreases in consolidated net revenues or income from operations or increases in the total or per share amounts of consolidated net loss or other items specified by the Purchasers, or any increases in any items specified by the Purchasers, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Purchasers, except in each case for decreases or increases which the Offering Circular discloses have occurred or may occur or which are described in such letter; and


           (v) In addition to the examination referred to in their report(s) included in the Offering Circular and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs
      (iii) and (iv) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Purchasers, which are derived from the general accounting records of the Company and its Subsidiaries, which appear in the Offering Circular, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its Subsidiaries and have found them to be in agreement.

                                 SCHEDULE A








                                       A-1

1. Revolving Credit Facility, dated as of May 12, 1995, among Adelphia Cable Partners, L.P., Southeast Florida Cable, Inc., West Boca Acquisition Limited Partnership, the lenders from time to time party thereto, and the agents thereto including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith.

2. Amended and Restated Credit Agreement, dated as of March 29, 1996, by and among Highland Video Associates, L.P., Telesat Acquisition Limited Partnership, Global Acquisition Partners, L.P. and the lenders from time to time party thereto including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith.

                                 SCHEDULE B








                                       B-1


      Adelphia Cable Partners, L.P.


      West Boca Acquisition Limited Partnership


      Leadership Acquisition Limited Partnership.

                                                          Ownership by the
                                                    Company and its Subsidiaries


Timotheos Communications, L.P.                                   100%


West Boca Security, Inc.
Starpoint Limited Partnership                                     50.36%


Cable Sentry Corporation                                         100%*


Key Biscayne Cablevision                                          50%


Southeast Florida Cable, Inc.                                    100%


Palm Beach Group Cable, Inc.                                     100%


Palm Beach Group Cable Joint Venture                              50%





*owned by Starpoint Limited Partnership